                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 31, 2006
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                      Banc of America Funding 2006-E Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                 Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

           New York                    333-130536-04            56-139-0085
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(State or Other Jurisdiction of   (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)     of Issuing Entity)   Identification No. of
                                                                  Depositor)

214 North Tryon Street, Charlotte, North Carolina                 28255
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(Address of Principal Executive Offices)                        (Zip Code)

Depositor's telephone number, including area code          (704) 386-2400
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a- 12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01     (c).    Exhibits

      (c)     Exhibits (executed copies): The following execution copies of
              Exhibits to the Form S-3 Registration Statement of the Registrant
              are hereby filed:

              5.1     Legality Opinion of Hunton & Williams LLP.

              8.1     Tax Opinion of Hunton & Williams LLP (included as part of
                      Exhibit 5.1).

              23      Consent of Hunton & Williams LLP (included as part of
                      Exhibit 5.1).

                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BANC OF AMERICA FUNDING CORPORATION

                               By:      /s/ Scott Evans
                                   ---------------------------------------------

                               Name:  Scott Evans

                               Title: Senior Vice President

Date:  May 31, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                                             EXHIBIT INDEX

 Exhibit No.  Exhibit Description                                Paper (P) or
------------  -------------------                                ------------
                                                                 Electronic (E)
                                                                 --------------

 5.1          Legality Opinion of Hunton & Williams LLP.               E
 8.1          Tax Opinion of Hunton & Williams LLP
              (included as part of Exhibit 5.1).                       E

 23           Consent of Hunton & Williams LLP (included               E
              as part of Exhibit 5.1).